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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 21, 1999




                                 U S WEST, Inc.
                            (Fomerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)



 A Delaware Corporation        Commission File       IRS Employer Identification
(State of Incorporation)       Number 1-14087              No. 84-0953188




                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)




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Item 5.       Other Events

              On April 21, 1999, U S WEST, Inc. released its second quarter earnings results. The release and financial statements are attached hereto as Exhibits.


Item 7.       Exhibits

Exhibit       Description

27            Financial Data Schedule

99 Press Release issued April 21, 1999 concerning the earnings results of U S WEST, Inc. for the first quarter of 1999.

99A.1         Unaudited Consolidated Statements of Income of U S WEST,
              Inc. for the quarters ended March 31, 1998 and 1999, respectively, filed in connection with the Press Release dated April 21, 1999.

99A.2 Unaudited Consolidated Balance Sheets of U S WEST, Inc. for the quarter ended March 31, 1999 and the year ended December 31, 1998, respectively, filed in connection with the Press Release dated April 21, 1999.

99A.3         Unaudited Consolidated  Statements of Cash Flows of U S WEST, Inc.
              for the quarters ended March 31, 1998 and 1999, respectively, filed in connection with the Press Release dated April 21, 1999.

99A.4 Unaudited Selected Consolidated Data of U S WEST, Inc. for the quarters ended March 31, 1998 and 1999, respectively, filed in connection with the Press Release dated April 21, 1999.

99A.5 Unaudited New R-Line Format by Quarter of U S WEST, Inc. for 1996 - 1998, filed in connection with the Press Release dated April 21, 1999.

99A.6 New R-Line Format Definition of U S WEST, Inc. filed in connection with the Press Release dated April 21, 1999.

99A.7 Unaudited Old R-Line Format of U S WEST, Inc. for the quarters ended March 31, 1998 and 1999, respectively, filed in connection with the Press Release dated April 21, 1999.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         U S WEST, Inc.
                                         (Formerly "USW-C, Inc.")

                                         By: /s/ Thomas O. McGimpsey
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                                            Thomas O. McGimpsey
                                            Assistant Secretary

Dated:        April 21, 1999